Exhibit 10.5

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of [●], 2016, by and among US Foods Holding Corp., a Delaware corporation (the “Company”) and each of the stockholders of the Company whose name appears on the signature pages hereof and any Person who becomes a party hereto pursuant to Section 9(c) (individually, an “Investor Stockholder” and collectively, the “Investor Stockholders”).

RECITALS

WHEREAS, pursuant to that certain Stock Purchase Agreement, dated May 2, 2007 (the “Purchase Agreement”), by and between Restore Acquisition Corp., a Delaware corporation (“Restore”), Ahold U.S.A., Inc. and Koninklijke Ahold N.V., Restore acquired all of the outstanding shares of common stock of U.S. Foodservice, a Delaware corporation (“USF”), and certain related trademarks described in the Purchase Agreement (the “Acquisition”);

WHEREAS, immediately following the Acquisition, Restore merged with and into USF and USF was the surviving corporation of the merger and a wholly-owned subsidiary of the Company;

WHEREAS, the Company and the Investor Stockholders previously entered into the Registration Rights Agreement, dated as of July 3, 2007 (the “Initial Agreement”), establishing rights to registration under the Securities Act (as defined below) of Registrable Securities (as defined below), on the terms and subject to the conditions set forth therein;

WHEREAS, the Company is undertaking an underwritten initial public offering (the “IPO”) of shares of Common Stock (as defined below); and

WHEREAS, in connection with, and effective upon, the date of the completion of the IPO (the “Closing Date”), pursuant to Section 9(b) of the Initial Agreement, the Company and the Investor Stockholders party hereto desire to amend the Initial Agreement to set forth their respective rights and obligations on and after the Closing Date.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto agree as follows:

AGREEMENT

1. Definitions. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

“CD&R Investors” means Clayton, Dubilier & Rice Fund VII, L.P., Clayton, Dubilier & Rice Fund VII (Co-Investment), L.P., CD&R Parallel Fund VII, L.P., CDR USF Co-Investor L.P., and CDR USF Co-Investor No. 2, L.P.

“Common Stock” means the shares of common stock, par value $0.01 per share, of the Company including any shares of capital stock into which Common Stock may be converted (as a result of recapitalization, share exchange or similar event) or are issued with respect to Common Stock, including, without limitation, with respect to any stock split or stock dividend, or a successor security.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Holdback Period” means, with respect to the IPO, 180 days after and during the 10 days before, and with respect to any registered offering other than the IPO covered by this Agreement, 90 days after and during the 10 days before, the effective date of the related registration statement or, in the case of a takedown from a shelf registration statement, 90 days after the date of the prospectus supplement filed with the SEC in connection with such takedown and during such prior period (not to exceed 10 days) as the Company has given reasonable written notice to the holder of Registrable Securities.

“Holder” means each of the Investor Stockholders, any other Person entitled to incidental or piggyback registration rights pursuant to an agreement with the Company and any direct or indirect transferee of an Investor Stockholder who has acquired Registrable Securities from an Investor Stockholder not in violation of the Stockholders Agreement and who agrees in writing to be bound by the provisions of this Agreement.

“KKR Investors” means KKR 2006 Fund L.P., KKR PEI Food Investments L.P., KKR Partners III, L.P., OPERF Co-Investment LLC and ASF Walter Co-Invest L.P.

“NYSE” means the New York Stock Exchange.

“Original Shares” means, when used in reference to any one or more Investor Stockholders, the shares of Common Stock sold to such Investor Stockholders pursuant to a Subscription Agreement (as defined in the Stockholders Agreement), or any shares or other securities which such shares of Common Stock may have been converted into or exchanged for in connection with any exchange, reclassification, dividend, distribution, stock split, combination, subdivision, merger, spin-off, re-capitalization, re-organization or similar transaction.

“Permitted Transferee” means a Permitted Transferee under the Stockholders Agreement.

“Person” means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or any department or agency thereof or any other entity.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Principal Investor” means each of Clayton, Dubilier & Rice Fund VII, L.P. and KKR 2006 Fund L.P.

“Qualified Holder” means the Principal Investors and any transferee of a CD&R Investor or a KKR Investor that, in the case of any such transferee, holds Registrable Securities that constitute at least 25% of the Original Shares of the CD&R Investors or the KKR Investors, and to whom demand rights under Section 3 have been transferred.

“Registrable Securities” means any Common Stock held by a Holder. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold pursuant to Rule 144 (or any similar provision then in force under the Securities Act), (iii) they shall have ceased to be outstanding, or (iv) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one Registration Statement at any one time.

“Registration Statement” means any registration statement of the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“SEC” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

“Stockholders Agreement” means the Stockholders Agreement, dated as of the date hereof, among the Company, CD&R Investors and the KKR Investors, as amended from time to time in accordance with the terms thereof.

2. Incidental Registrations.

(a) Right to Include Registrable Securities. If the Company proposes to register its Common Stock under the Securities Act (other than a Registration Statement filed by the Company on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes or filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt written notice to all Holders of Registrable Securities of its intention to do so and of such Holders’ rights under this Section 2. Upon the written request of any such Holder made within five days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section 2(a) involves an underwritten public offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing at least two business days prior to the effective date of the Registration Statement filed in connection with such registration, not to register such securities in connection with such registration. The Company shall not be required to maintain the effectiveness of the Registration Statement for a registration requested pursuant to this Section 2(a) beyond the earlier to occur of (i) 180 days after the effective date thereof and (ii) consummation of the distribution by the Holders of the Registrable Securities included in such Registration Statement.

(b) Priority in Incidental Registrations. The Company shall use reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit Holders of Registrable Securities who have requested to include Registrable Securities in such offering to include in such offering all Registrable Securities so requested to be included on the same terms and conditions as any other shares of capital stock, if any, of the Company included in the offering. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering have informed the Company in writing that it is their good faith opinion that the total amount of securities that such Holders and the Company intend to include in such offering is such as to adversely affect the success of such offering, then the amount of securities to be offered for the account of Holders of Registrable Securities (other than the Company) shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters by first reducing, or eliminating if necessary, all securities of the Company requested to be included by the Holders of Registrable Securities requesting such registration pro rata among such Holders on the basis of the percentage of the Registrable Securities requested to be included in such Registration Statement by such Holders.

3. Registration on Request.

(a) Request by the Demand Party. Subject to the following paragraphs of this Section 3(a), following the IPO, a Qualified Holder shall have the right, by delivering a written notice to the Company, to require the Company to register, at any time commencing 181 days following the IPO and pursuant to the terms of this Agreement, under and in accordance with the provisions of the Securities Act, the number of Registrable Securities requested to be so registered pursuant to the terms of this Agreement (any such written notice, a “Demand Notice” and any such registration, a “Demand Registration”); provided, however, that a Demand Notice may only be made if the sale of the Registrable Securities requested to be registered by such Qualified Holder is reasonably expected to result in aggregate gross cash proceeds in excess of $250,000,000 (without regard to any underwriting discount or commission); provided, further that the Company shall not be obligated to file a registration statement relating to any registration request under this Section 3(a) within a period of 180 days after the effective date of any other registration statement relating to any registration request under this Section 3(a) (except if the underwriters shall require a longer period, but in any event no more than 270 days), provided, further, that nothing herein shall be construed as limiting the frequency by which a Qualified Holder may effect a Shelf Underwritten

Offering pursuant to Section 3(f). Following receipt of a Demand Notice for a Demand Registration in accordance with this Section 3(a), the Company shall use its reasonable best efforts to file a Registration Statement as promptly as practicable and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

No Demand Registration shall be deemed to have occurred for purposes of this Section 3 if (i) the Registration Statement relating thereto (x) does not become effective, (y) is not maintained effective for the period required pursuant to this Section 3, or (z) the offering of the Registrable Securities pursuant to such Registration Statement is subject to a stop order, injunction, or similar order or requirement of the SEC during such period, in which case, such requesting Holder of Registrable Securities shall be entitled to an additional Demand Registration in lieu thereof or (ii) more than 20% of the Registrable Securities requested by the Qualified Holder to be included in the registration are not so included pursuant to Section 3(b).

Within five days after receipt by the Company of a Demand Notice in accordance with this Section 3(a), the Company shall give written notice (the “Notice”) of such Demand Notice to all other Holders of Registrable Securities and shall, subject to the provisions of Section 3(b) hereof, include in such registration all Registrable Securities with respect to which the Company received written requests for inclusion therein within five days after such Notice is given by the Company to such Holders.

All requests made pursuant to this Section 3 will specify the number of Registrable Securities to be registered and the intended methods of disposition thereof.

The Company shall be required to maintain the effectiveness of the Registration Statement with respect to any Demand Registration for a period of at least 180 days after the effective date thereof or such shorter period during which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that such period shall be extended for a period of time equal to the period the Holder of Registrable Securities refrains from selling any securities included in such Registration Statement at the request of the Company or an underwriter of the Company pursuant to the provisions of this Agreement.

(b) Priority on Demand Registration. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter or underwriters advise the Holders of such securities in writing that in its reasonable view the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to adversely affect the success of such offering (including, without limitation, securities proposed to be included by other Holders of securities entitled to include securities in such Registration Statement pursuant to incidental or piggyback registration rights), then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities that in the opinion of such managing underwriter can be sold without adversely affecting such offering, and such number of Registrable Securities shall be allocated as follows, unless the underwriter requires a different allocation:

(i) first, among the Investor Stockholders and any other Holders of Registrable Securities (to the extent the registration rights of such other Holders have been approved in accordance with the Stockholders Agreement or are included in an agreement between management and the Company) pro rata on the basis of the percentage of Registrable Securities owned by each such Holder relative to the number of Registrable Securities owned by all such Holders; and

(ii) second, the securities for which inclusion in such Demand Registration, as the case may be, was requested by the Company.

(c) Cancellation of a Demand Registration. Holders of a majority of the Registrable Securities which are to be registered in a particular offering pursuant to this Section 3 shall have the right prior to the effectiveness of a registration statement to notify the Company that they have determined that such registration statement be abandoned or withdrawn, in which event the Company shall abandon or withdraw such registration statement.

(d) Limitation on Registration on Request. Notwithstanding anything in this Section 3 to the contrary, the Company shall not be obligated to take any action to effect any registration pursuant to this Section 3 if the Company has previously effected a number of registrations upon the request of a Qualified Holder pursuant to this Section 3 equaling or exceeding, in accordance with Section 3(d) above, ten (10) registrations in the aggregate, consisting of (i) five (5) registrations in the aggregate, in the case of KKR Investors and (ii) five (5) registrations in the aggregate, in the case of CD&R Investors, it being understood that any demand for registration made by a Qualified Holder to whom the CD&R Investors or the KKR Investors, as the case may be, have transferred their shares of Common Stock and demand registration rights in accordance with the terms of the Stockholders Agreement, shall be deemed to be a demand of such CD&R Investors or KKR Investors, as the case may be, and shall be counted as one of the demand registrations to which such Persons are entitled under the terms of this provision.

(e) Postponements in Requested Registrations. (i) If the Company shall at any time furnish to the Holders a certificate signed by its chairman of the board, chief executive officer, president or any other of its authorized officers stating that the filing of a Registration Statement would require the disclosure of material information the disclosure of which would, in the good faith judgment of the Board of Directors of the Company, have a material adverse effect on the business, operations or prospects of the Company (including without limitation the ability to effect a material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction), the Company may postpone the filing (but not the preparation) of a Registration Statement required by this Section 3 for up to 45 days and (ii) if the Board of Directors of the Company determines in its good faith judgment, that the registration and offering required by this Section 3 otherwise required by this Section 3 would have an adverse effect on a then contemplated public offering of the Company’s Common Stock and if such registration and offering includes at least 90% of the Registrable Securities so requested to be included by the Investor Stockholders, the Company may postpone the filing (but not the preparation) of a Registration Statement required by this Section 3, during the period starting with the 30th day immediately preceding the date of the anticipated filing of, and ending on a date 90 days (or such shorter period as the managing underwriter may permit) following the effective date of, the Registration Statement relating to such other public offering; provided that the Company shall at all times in good faith use its commercially reasonable best efforts to cause any Registration Statement required by this Section 3 to be filed as soon as possible and; provided, further, that the Company shall not be permitted to postpone registration pursuant to this Section 3(e) more than once in any 360-day period. The Company shall promptly give the Holders requesting registration thereof pursuant to this Section 3 written notice of any postponement made in accordance with the preceding sentence. If the Company gives the Qualified Holder such a notice, the Qualified Holder requesting such registration shall have the right, within 15 days after receipt thereof, to withdraw their request in which case, such request will not be counted for purposes of Section 3(d).

(f) Shelf-Take Downs. At any time that a shelf registration statement covering Registrable Securities pursuant to Section 2 or Section 3 is effective, if any Qualified Holder delivers a notice to the Company (a “Take-Down Notice”) (which shall be considered a registration upon request for purposes of Section 3(d)) stating that it intends to effect an underwritten offering of all or part of its Registrable Securities included by it on the shelf registration statement (a “Shelf Underwritten Offering”), then, provided that the Board approves of such Shelf Underwritten Offering, the Company shall amend or supplement the shelf registration statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other holders pursuant to Section 3(b)). In connection with any Shelf Underwritten Offering:

(i) such proposing Qualified Holder shall also deliver the Take-Down Notice to all other Holders included on such shelf registration statement and permit each Holder to include its Registrable Securities included on the shelf registration statement in the Shelf Underwritten Offering if such Holder notifies the Company within two business days after delivery of the Take-Down Notice to such Holder; and

(ii) in the event that the underwriter determines that marketing factors (including an adverse effect on the per share offering price) require a limitation on the number of shares which would otherwise be included in such take down, the underwriter may limit the number of shares which would otherwise be included in such take-down offering in the same manner as described in Section 3(b) with respect to a limitation of shares to be included in a registration.

(g) Registration Statement Form. If any registration requested pursuant to this Section 3 which is proposed by the Company to be effected by the filing of a Registration Statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its reasonable opinion, the use of another form of Registration Statement is of material importance to the success of such proposed offering or is otherwise required by applicable law, then such registration shall be effected on such other form.

(h) Selection of Underwriters. If a requested registration pursuant to this Section 3 involves an underwritten offering, the holders of a majority of the shares of Common Stock held by the Investor Stockholders and which the Company has been requested to register shall have the right to select the investment banker or bankers and managers to administer the offering.

4. Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 and Section 3 hereof, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as expeditiously as possible:

(a) prepare and file, in each case as promptly as practicable, with the SEC a Registration Statement or Registration Statements on such form as shall be available for the sale of the Registrable Securities by the Holders thereof or by the Company in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish or otherwise make available to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors. The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) with respect to a Demand Registration to which the Holders of a majority of the Registrable Securities covered by such Registration Statement, if their counsel, or the managing underwriters, if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable law;

(b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act;

(c) notify each selling Holder of Registrable Securities, its counsel and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the Company has reason to believe that the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 4(o) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (which notice shall notify the selling Holders only of the occurrence of such an event and shall provide no additional information regarding such event to the extent such information would constitute material non-public information);

(d) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practical;

(e) if requested by the managing underwriters, if any, or the Holders of a majority of the then outstanding Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 4(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law;

(f) furnish or make available to each selling Holder of Registrable Securities, its counsel and each managing underwriter, if any, without charge, such number of copies as such selling Holder may reasonably request of the Registration Statement, the Prospectus and Prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such Holder, counsel or underwriter);

(g) deliver to each selling Holder of Registrable Securities, its counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request from time to time in connection with the distribution of the Registrable Securities; and the Company, subject to the last paragraph of this Section 4, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto;

(h) prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so required to qualify but for this paragraph (h) or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(i) cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each Holder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may request at least two (2) business days prior to any sale of Registrable Securities in a firm commitment public offering, but in any other such sale, within ten (10) business days prior to having to issue the securities;

(j) use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling Holder’s business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

(k) upon the occurrence of any event contemplated by Section 4(c)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(l) prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities;

(m) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

(n) use its reasonable best efforts to cause all shares of Registrable Securities covered by such Registration Statement to be listed on the NYSE or national securities exchange on which the Common Stock is listed, prior to the effectiveness of such Registration Statement (or, if no Common Stock issued by the Company is then listed on any securities exchange, use its reasonable best efforts to cause such Registrable Securities to be so listed on the NYSE or NASDAQ, as determined by the Company;

(o) enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to furnish to the selling Holders of such Registrable Securities opinions of outside counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsels to the selling Holders of the Registrable Securities), addressed to each selling Holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (iii) use its reasonable best efforts to obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each selling Holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 8 hereof with respect to all parties to be indemnified pursuant to said Section except as otherwise agreed by the Qualified Holders and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold pursuant to such Registration Statement, their counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 4(o)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder;

(p) make available for inspection by a representative of the selling Holders of Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling Holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law or applicable legal process, or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person. In the case of a proposed disclosure pursuant to (i) or (ii) above, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure. Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its subsidiaries in violation of law;

(q) cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, participation in “road shows”) taking into account the Company’s business needs;

(r) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA; and

(s) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the U.S. Securities Act and Rule 158 thereunder.

The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

Each Holder of Registrable Securities agrees if such Holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iii), 4(c)(iv), 4(c)(v) or 4(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(k) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the time periods under Section 3 with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time the Holder is required to discontinue disposition of such securities.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each of them, each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (each such person being referred to herein as a “Covered Person”), from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus, offering circular, or other document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder applicable to the Company and (without limitation of the preceding portions of this Section 5(a)) will reimburse each such Covered Person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Loss, provided that the Company will not be liable in any such case (x) to the extent that any such Loss arises out of or is based on any untrue statement or omission by such Covered Person, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Covered Person for use therein or (y) if such untrue statement or omission is completely corrected in an amendment or supplement to the Prospectus and such Holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of Registrable Securities to the person asserting such Loss after the Company had furnished such Holder with a sufficient number of copies of the same (and the delivery thereof would have resulted in no such Loss). It is agreed that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) Indemnification by Holder of Registrable Securities. The Company may require, as a condition to including any Registrable Securities in any Registration Statement filed in accordance with Section 4 hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities to indemnify, to the fullest extent permitted by law, severally and not jointly with any other Holders of Registrable Securities, the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and all other prospective sellers, from and against all Losses arising out of or based on any untrue statement of a material fact contained in any such Registration Statement, Prospectus, offering circular, or other document, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will (without limitation of the portions of this Section 5(b)) reimburse the Company, such directors, officers, controlling persons and prospective sellers for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Loss, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder for inclusion in such Registration Statement, Prospectus, offering circular or other document; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such Losses (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that the liability of such Holder of Registrable Securities shall be limited to the net proceeds received by such selling Holder from the sale of Registrable Securities covered by such Registration Statement.

(c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any Proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or Proceeding, to, unless in the Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the Indemnifying Party’s expense, the defense of any such claim or Proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; or (ii) the Indemnifying Party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or Proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party; in which case the Indemnified Party shall have the right to employ counsel and to assume the defense of such claim or proceeding at the Indemnifying Party’s expense; provided, further, however, that the Indemnifying Party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.

(d) Contribution. If the indemnification provided for in this Section 5 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), an Indemnifying Party that is a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount that such Indemnifying Party has otherwise been, or would otherwise be, required to pay pursuant to Section 5(b) by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are more favorable to the Holders than the foregoing provisions, the provisions in the underwriting agreement shall control.

(e) Other Indemnification. Indemnification similar to that specified in the preceding provisions of this Section 5 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

(f) Non-Exclusivity. The obligations of the parties under this Section 5 shall be in addition to any liability which any party may otherwise have to any other party.

6. Registration Expenses. All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company (including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) of compliance with securities or Blue Sky laws, including, without limitation, any fees and disbursements of counsel for the underwriters in connection with Blue Sky qualifications of the Registrable Securities pursuant to Section 4(h), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or by the Holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) expenses of the Company incurred in connection with any road show, (vi) fees and disbursements of all independent certified public accountants referred to in Section 4(o) hereof (including, without limitation, the expenses of any “cold comfort” letters required by this Agreement) and any other persons, including special experts retained by the Company, (vii) fees and disbursements of the counsel for the Qualified Holders and, if none of such Qualified Holders is participating in the offering, one counsel for the Holders of Registrable Securities whose shares are included in a Registration Statement (which counsel shall be selected as set forth in Section 8) shall be borne by the Company whether or not any Registration Statement is filed or becomes effective, and (viii) fees and disbursements of counsel for the Qualified Holders in connection with the IPO. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on the NYSE or such other national securities exchange on which the Common Stock is listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

The Company shall not be required to pay (i) fees and disbursements of any counsel retained by any Holder of Registrable Securities or by any underwriter (except as set forth in clauses 6(i)(B), 6(vii) and 8), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Company), or (iii) any other expenses of the Holders of Registrable Securities not specifically required to be paid by the Company pursuant to the first paragraph of this Section 6.

7. Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Demand Party, make publicly available such information), and it will take such further action as any Holder of Registrable Securities (or, if the Company is not required to file reports as provided above, any Demand Party) may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding anything contained in this Section 7, the Company may deregister under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

8. Selection of Counsel. In connection with any registration of Registrable Securities pursuant to Section 2 or 3 hereof, the Holders of a majority of the Registrable Securities covered by any such registration may select one counsel to represent all Holders of Registrable Securities covered by such registration; provided, however, that in the event that the counsel selected as provided above is also acting as counsel to the Company in connection with such registration, the remaining Holders shall be entitled to select one additional counsel at the Company’s expense to represent all such remaining Holders.

9. Miscellaneous.

(a) Holdback Agreement. In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees in connection with any registration of the Company’s securities (whether or not such Holder is participating in such registration) upon the request of the Company and the underwriters managing any underwritten offering of the Company’s securities, not to effect (other than pursuant to such registration) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company without the prior written consent of the Company or such underwriters, as the case may be, during the Holdback Period, provided that nothing herein will prevent any Holder that is a partnership or corporation from making a transfer to an Affiliate that is otherwise in compliance with applicable securities laws and, if applicable, the Stockholders Agreement, so long as any such transferee agrees to be so bound.

If any registration pursuant to Section 3 of this Agreement shall be in connection with any underwritten public offering, the Company will not effect any public sale or distribution of any common equity (or securities convertible into or exchangeable or exercisable for common equity) (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan) for its own account, during the Holdback Period.

(b) Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of all of the Investor Stockholders who hold Registrable Securities then outstanding. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 9(b), whether or not such Registrable Securities shall have been marked to indicate such consent.

(c) Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Securities, subject to the provisions contained herein including with respect to the minimum number or percentage of shares of Registrable Securities (or such portion thereof) required in order to be entitled to certain rights or take certain actions; provided that, in connection with the valid transfer of at least 25% of the Original Shares of the CD&R Investors or the KKR Investors, a CD&R Investor or a KKR Investor may transfer its rights pursuant to Section 3 to request one or more Demand Registrations. Except as provided in Section 5 with respect to an Indemnified Party, nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, remedy or claim under, or in respect of this Agreement or any provision herein contained.

(d) Notices. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telex, telecopier or hand delivery:

If to Company, to:

US Foods Holding Corp.

9399 W. Higgins Road, Suite 500

Rosemont, Illinois, 60018

Attention: Juliette W. Pryor, Esq.

Facsimile: (847) 720-8000

with a copy (which shall not constitute notice) to:

Kohlberg Kravis Roberts & Co. L.P.

2800 Sand Hill Road, Suite 94025

Menlo Park, California 94025

Attention: Nathaniel H. Taylor

Facsimile: (650) 233-6561

and

Clayton, Dubilier & Rice, Inc.

375 Park Avenue

18th Floor

New York, New York 10152

Attention: Richard J. Schnall

Facsimile: (212) 407-5252

and

Jenner & Block LLP

919 Third Avenue

New York, New York 10022

Attention: Kevin T. Collins

Facsimile: (212) 891-1699

and

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Steven J. Slutzky, Esq.

Facsimile: (212) 909-6036

and

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attention: Marnie Lerner

Facsimile: (212) 455-2502

if to KKR Investors, to:

Kohlberg Kravis Roberts & Co. L.P.

2800 Sand Hill Road, Suite 94025

Menlo Park, California 94025

Attention: Nathaniel H. Taylor

Facsimile: 650-233-6561

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attention: Marnie Lerner

Facsimile: (212) 455-2502

if to CD&R Investors, to:

Clayton, Dubilier & Rice, Inc.

375 Park Avenue

18th Floor

New York, New York 10152

Attention: Richard J. Schnall

Facsimile: (212) 407-5252

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Steven J. Slutzky, Esq.

Facsimile: (212) 909-6036

If to any other Holder of Registrable Securities, to the address of such other Holder as shown in the stock record book of the Company, or to such other address as any of the above shall have designated in writing to all of the other above.

All such notices and communications shall be deemed to have been given or made (A) when delivered by hand, (B) five business days after being deposited in the mail, postage prepaid or (C) when telecopied, receipt acknowledged.

(e) Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

(f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

(h) Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof in any action or proceeding arising out of or relating to this Agreement.

(i) Specific Performance. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

(j) Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

(k) Termination. The provisions of this Agreement (other than Section 5) shall terminate upon the earliest to occur of (i) its termination by the written agreement of all parties hereto or their respective successors in interest, (ii) with respect to an Investor Stockholder, the date on which all shares of Common Stock held by such Investor Stockholder have ceased to be Registrable Securities, (iii) with respect to the Company, the date on which all shares of Common Stock have ceased to be Registrable Securities and (iv) the dissolution, liquidation or winding up of the Company. Nothing herein shall relieve any party from any liability for the breach of any of the agreements set forth in this Agreement.

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be duly executed on its behalf as of the date first written above.

US FOODS HOLDING CORP.

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

KKR 2006 FUND, L.P.

By:	KKR Associates 2006 L.P.,
its General Partner

By:	KKR 2006 GP LLC,
its General Partner

By:
Name:
Title:

KKR PEI FOOD INVESTMENTS L.P.

By:	KKR PEI Food Investment GP LLC,
its General Partner

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

KKR PARTNERS III, L.P.

By:	KKR III GP LLC,
its General Partner

By:
Name:
Title:

OPERF CO-INVESTMENT LLC

By:	KKR Associates 2006 L.P.,
its Manager

By:	KKR 2006 GP LLC,
its General Partner

By:
Name:
Title:

ASF WALTER CO-INVEST L.P.

By:	ASF Walter Co-Invest GP Limited,
its General Partner

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

CLAYTON, DUBILIER & RICE
FUND VII, L.P.

By:	CD&R Associates VII, Ltd.,
its General Partner

By:
Name:
Title:

CLAYTON, DUBILIER & RICE FUND VII (CO-INVESTMENT), L.P.

By:	CD&R Associates VII (Co-Investment),
Ltd., its General Partner

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

CD&R PARALLEL FUND VII, L.P.

By:	CD&R Parallel Fund Associates VII,
Ltd., its General Partner

By:
Name:
Title:

CDR USF CO-INVESTOR L.P.

By:	CDR USF Co-Investor GP Limited,
its General Partner

By:
Name:
Title:

CDR USF CO-INVESTOR NO. 2, L.P.

By:	CDR USF Co-Investor GP No. 2
Limited, its General Partner

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]